EXHIBIT 99.7

                    OFFICE OF THE COMPTROLLER OF THE CURRENCY
                             WASHINGTON, D.C. 20219


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 3, 1999

                            SIX RIVERS NATIONAL BANK
             (Exact name of registrant as specified in its charter)

         UNITED STATES                 _______                   68-0176905
(State or Other Jurisdiction of   (Commission File No.)         (IRS Employer
                                                          Identification Number)
         Incorporation)


                 402 F  STREET,  EUREKA,  CALIFORNIA                 95501
       (Address of registrant's  principal  executive office)      (Zip Code)


                                 (707) 443-8487
              (Registrant's telephone number, including area code)

               --------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS.


         On September 30, 1998, the Board of Directors of Six Rivers National Bank (the "Bank") declared a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, par value $5.00 per share (the "Common Shares" or "Common Stock"), of the Bank. The dividend was payable on October 12, 1998 (the "Record date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Bank one share of Common Stock at a price of $30.00 per Common Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of October 1, 1998 (the "Rights Agreement") between the Bank and American Securities Transfer and Trust, Inc., as Rights agent (the "Rights Agent").

         Initially, the Rights will be attached to all certificates representing Common shares then outstanding, regardless of whether any such certificate has a copy of this Summary of Rights attached thereto, and no separate Right
Certificates will be distributed. The Rights will separate from the Common Shares and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that, without prior consent of the Board of Directors, a person or group of affiliated or associated persons have acquired beneficial ownership of 10% or more of the outstanding Common Shares (an "Acquiring Person"); provided, however, a person or group holding 10% or more of the outstanding shares as of October 1, 1998 will become a "Grandfathered Person" and such Grandfathered Person will be treated as an Acquiring Person upon public announcement or knowledge by the Bank's Board of Directors that such Grandfathered Person has acquired beneficial ownership of an additional 1% of the outstanding Common Shares; or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of such outstanding Common Shares (unless the Bank's Board of Directors has approved the offer. On October 1, 1999, the Rights Agreement was amended (the "Amendment") to allow the Bank and North Valley Bancorp, a California corporation ("North Valley") to enter into and engage in the transactions described in an Agreement and Plan of Merger dated October 3, 1999 between the Bank and North Valley pursuant to which the Bank will merge with North Valley (the "North Valley Merger") and a related Stock Option Agreement by the Bank and North Valley (such agreements collectively, the "North Valley Merger Agreements"). As amended, the Rights Agreement provides that North Valley and its Affiliates and Associates will not be Acquiring Persons as a result of the North Valley Merger Agreements or the transactions described in those agreements, nor will consummation of any of the transactions contemplated by the North Valley Merger Agreements trigger the exercisability of the Rights described herein.

         The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the

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transfer of the Rights  associated  with the Common Shares  represented  by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on October 2, 2002 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Bank, in each case as described below.

         The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above). The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or a subdivision, consolidation or combination of the Common Shares occurring, in any such case, prior to the Distribution Date.

         Common Shares purchasable upon exercise of the Rights will not be redeemable.

         In the event that (i) any person or group of affiliated or associated persons (other than the transactions contemplated by the North Valley Merger Agreements) becomes an Acquiring Person, or (ii) during such time as there is an Acquiring Person, there shall be a reclassification of securities or a recapitalization or reorganization of the Bank or other transaction or series of transactions involving the Bank which has the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Bank or any of its subsidiaries beneficially owned by the Acquiring Person (each a "flip-in" event), proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares (or, in the event that there are insufficient authorized Common Shares, substitute consideration such as cash, property, or other securities of the Bank) having a market value of two times the exercise price of the Right. In the event that the Bank is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold (a "flip-over event"), proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

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         At any time after the  acquisition by a person or group of affiliate or associated persons (other than the transactions contemplated by the North Valley Merger Agreements) of beneficial ownership of 10% or more of the outstanding Common Shares and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Bank may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued under the Plan and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

         At any time before a person becomes an Acquiring Person, the Board of Directors of the Bank may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"), subject to limitations which may be imposed on the Bank by the federal banking laws. After the redemption period has expired, the Bank's rights of redemption may be reinstated if, prior to completion of certain recapitalizations, mergers or other business combinations, an Acquiring Person reduces its beneficial ownership to less than 10% of the outstanding Common Shares in a transaction or series of transactions not involving the Bank. The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the board of Directors of the Bank without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known to the Bank to be beneficially owned by any person or group of affiliated or associated persons (unless such person or group is excluded from the effect of such reduction) and (ii) 10%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

         Until a Right is exercised, the holder of a Right will not, by reason of being such a holder, have rights as a shareholder of the Bank, including, without limitation, the right to vote or to receive dividends.

         Copies of the Rights Agreement and the Amendment have been filed with the Office of the Comptroller of the Currency as Exhibits to a Registration Statement on Form 8-A. Copies of the Rights Agreement and the Amendment are available to shareholders free of charge from the Bank. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended (Exhibits 4.1 and 4.2 hereto), which is hereby incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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         (c)      EXHIBITS.

         The Exhibit Index on page E-1 of this Report is incorporated herein by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 3, 1999   Six Rivers National Bank


                                   By: /s/ MICHAEL W. MARTINEZ
                                       -----------------------------------------
                                           Michael W. Martinez
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX



EXHIBIT                            DESCRIPTION

4.1 Rights Agreement between Six Rivers National Bank and American Securities Transfer and Trust, Inc. dated as of October 1, 1998, including Form of Right Certificate attached thereto as Exhibit A. (previously filed).

4.2 Amendment to Agreement between Six Rivers National Bank and American Securities Transfer and Trust, Inc., dated as of October 1, 1999, including an amended Summary of Rights to Purchase Common Shares attached thereto as Exhibit A.



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


                                                                     EXHIBIT 4.1

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                            SIX RIVERS NATIONAL BANK

                                       and

                  AMERICAN SECURITIES TRANSFER AND TRUST, INC.

                                  Rights Agent





                                RIGHTS AGREEMENT




                           Dated as of October 1, 1998


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

                                TABLE OF CONTENTS

                                                                           PAGE
Section 1.        Certain Definitions ..................................... 1

Section 2.        Appointment of Rights Agent ............................. 4

Section 3.        Issue of Right Certificates ............................. 5

Section 4.        Form of Right Certificates .............................. 6

Section 5.        Countersignature and Registration ....................... 6

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right
                  Certificates ............................................ 7

Section 7.        Exercise of Rights; Purchase Price; Expiration Date of
                  Rights .................................................. 7

Section 8.        Cancellation and Destruction of Right Certificates ...... 8

Section 9.        Availability of Common Shares ........................... 9

Section 10.       Common Shares Record Date ............................... 9

Section 11.       Adjustment of Purchase Price, Number of Shares or Number
                  of Rights ............................................... 9

Section 12.       Certificate of Adjusted Purchase Price or Number of Shares

Section 13.       Consolidation, Merger or Sale or Transfer of Assets or
                  Earning Power ...........................................15

Section 14.       Fractional Rights and Fractional Shares .................18

Section 15.       Rights of Action ........................................19

Section 16.       Agreement of Right Holders ..............................19

Section 17.       Right Certificate Holder Not Deemed a Shareholder .......20

Section 18.       Concerning the Rights Agent .............................20

Section 19.       Merger or Consolidation or Change of Name of Rights
                  Agent ...................................................20

Section 20.       Duties of Rights Agent ..................................21

Section 21.       Change of Rights Agent ..................................22

Section 22.       Issuance of New Right Certificates ......................23

Section 23.       Redemption ..............................................23

Section 24.       Exchange ................................................24

Section 25.       Notice of Certain Events ................................25

Section 26.       Notices .................................................26

Section 27.       Supplements and Amendments ..............................26

Section 28.       Registration of Securities ..............................27

Section 29.       Determinations and Actions by the Board of Directors ....27

Section 30.       Successors ..............................................27

Section 31.       Benefits of this Agreement ..............................27

Section 32.       Severability ............................................27

Section 33.       Governing Law ...........................................28

Section 34.       Counterparts ............................................28

Section 35.       Descriptive Headings ....................................28

RIGHTS AGREEMENT
Agreement, dated as of October 1, 1998 between Six Rivers National Bank, a California corporation (the "Bank"), and American Securities Transfer and Trust, Inc. (the "Rights Agent"). Pursuant to this Agreement, the Board of Directors of the Bank has authorized and declared a dividend of one common share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Bank outstanding on October 12, 1998 (the "Record Date"), each Right representing the right to purchase one Common Share, upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined). Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

I.   SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement, the following terms have the meanings indicated:

         (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the Common Shares of the Bank then outstanding (other than as the result of a Permitted Offer (as such term is hereinafter defined)), but shall not include the Bank, any Subsidiary (as such term is hereinafter defined) of the Bank, any employee benefit plan of the Bank (including without limitation the Employee Plans) or of any Subsidiary of the Bank, or of any entity holding Common Shares for or pursuant to the terms of any such plan, PROVIDED, HOWEVER, that the term "Acquiring Person" shall not include any Grandfathered Person (as such term is hereinafter defined), unless such Grandfathered Person subsequently becomes the Beneficial Owner of more than the Grandfathered Percentage (as such term is hereinafter defined) of the Common Shares of the Bank; and PROVIDED, FURTHER, that any person who first obtains the written approval of a majority of the Board of Directors of the Bank for the acquisition of 10% or more of the Common Shares of the Bank and therefore accumulates at least 10% of the Common Shares, within six months of the date of such written approval shall not be an "Acquiring Person." Any Grandfathered Person who subsequently becomes the Beneficial Owner of less than 10% of the Common Shares of the Bank shall cease to be a Grandfathered Person. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of either (x) an acquisition of Common Shares by the Bank which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 10% or more of the Common Shares of the Bank then outstanding; PROVIDED, HOWEVER, that if a Person shall become the Beneficial Owner of 10% or more of the Common Shares of the Bank then outstanding by reason of share purchases by the Bank and shall, after such share purchases by the Bank, become the Beneficial Owner of any additional Common Shares of the Bank, then such Person shall be deemed to be an "Acquiring Person" or (y) if (i) within 8 days after such Person would otherwise have become an Acquiring Person (but for the operation of this subclause y), such Person notifies the Board of Directors that such Person did so inadvertently and (ii)

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

within 5 days after such notification, such Person is the Beneficial Owner of less than 10% of the outstanding Common Shares or, if the Person is a Grandfathered Person, such Person is the Beneficial Owner of less than the Grandfathered Percentage.

         (b) "Adjusted Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

         (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.

         (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

              (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

              (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

              (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso in Section l(d)(ii)(B)) or disposing of any securities of the Bank; PROVIDED, HOWEVER, that in no case shall an officer or director of the Bank be deemed the Beneficial Owner of securities held of record by the trustee of any employee benefit plan of the Bank (including without limitation the Plans) or any Subsidiary of the Bank for the benefit of any employee of the Bank or any Subsidiary of the Bank, other than the officer or director, by reason of any influence that such officer or director may have over the voting of the securities held in the plan. Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Bank, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

         (e) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of California are authorized or obligated by law or executive order to close.

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         (f) "Close of business" on any given date shall mean 5:00 P.M., San
Francisco time, on such date; PROVIDED, HOWEVER, that if such date is not a Business Day it shall mean 5:00 P.M., San Francisco time, on the next succeeding Business Day.

         (g) "Common Shares" when used with reference to the Bank shall mean the shares of common stock, par value $5.00 per share, of the Bank. "Common Shares" when used with reference to any Person other than the Bank shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

         (h) "Current Value" shall have the meaning set forth in Section 11(a)(iv) hereof.

         (i) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

         (j) "Employee Plans" shall mean the Six Rivers National Bank Employee Stock Ownership Plan and the Six Rivers National Bank 401(k) Plan and any other tax-qualified employee benefit plan of the Bank, or any of them, and any successor to any of them.

         (k) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

         (l) "Federal Banking Laws" shall mean the National Bank Act, as amended, the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended, the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, and the regulations of the Comptroller of the Currency and the Federal Deposit Insurance Corporation promulgated under such laws, to the extent such laws and regulations are applicable to the Bank.

         (m) "Grandfathered Percentage" shall mean, with respect to any Grandfathered Person (as such term is hereinafter defined), the percentage of the outstanding Common Shares that such Grandfathered Person beneficially owned on October 1, 1998, plus one percentage point.

         (n) "Grandfathered Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, was, on October 1, 1998, the Beneficial Owner of 10% or more of the Common Shares of the Bank outstanding on such date.

         (o) "Permitted Offer" shall mean a tender or exchange offer which is for all outstanding Common Shares at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board of Directors who are not officers of the Bank and who are not Acquiring Persons or Affiliates, Associates, nominees or representatives of an Acquiring Person, to be adequate (taking into account all factors that such Director deem relevant including, without limitation, prices that could reasonably be achieved of the Bank or its assets were sold on an orderly basis designed to realize maximum value) and otherwise in the best interest of the Bank and its shareholders (other than the Person or any Affiliates or Associate thereof on whose basis the offer is being make) taking into account all factors that such directors may deem relevant.

         (p) "Person" shall mean any individual, firm, association, partnership, joint venture, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

         (q) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

         (r) "Purchase Price" shall have the meaning set forth in Section 4 hereof.

         (s) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

         (t) "Registered Common Shares" shall have the meaning set forth in
Section 13(d) hereof.

         (u) "Shares Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Bank or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the directors of the Bank shall become aware of the existence of an Acquiring Person.

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

         (v) "Spread" shall have the meaning set forth in Section 11(a)(iv) hereof.

         (w) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

         (x) "Substitution Period" shall have the meaning set forth in Section 11(a)(iv) hereof.

         (y) "Trading Day" shall have the meaning set forth in Section 11(a)(iv) hereof.

         (z) A "Trigger Event" shall be deemed to have occurred upon any Person, together with all Affiliates and Associates of such Person, becoming an Acquiring Person.

II.  SECTION 2. APPOINTMENT OF RIGHTS AGENT

The Bank hereby appoints the Rights Agent to act as agent for the Bank in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Bank may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

III. SECTION 3. ISSUE OF RIGHT CERTIFICATES

         (a) Until the earlier of the close of business on (i) the tenth day after the Shares Acquisition Date, or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Bank, any Subsidiary of the Bank, any employee benefit plan of the Bank (including without limitation the Employee Plans) or of any Subsidiary of the Bank or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Bank, any Subsidiary of the Bank, any employee benefit plan of the Bank (including without limitation the Employee Plans) or of any Subsidiary of the Bank or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 10% or more of the then outstanding Common Shares (irrespective of whether any Common Shares are actually purchased pursuant to such offer) (including any such date which is after the date of this Agreement and prior to the issuance of the Rights), (the earliest of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Bank will prepare and execute, the Rights Agent will countersign, and the Bank will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Bank, a Right Certificate, in substantially the form of Exhibit A hereto (a "Right Certificate"), evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

         (b) On the Record Date, or as soon as practicable thereafter, the Bank will send a copy of a Summary of Rights to Purchase Common Shares, in substantially the form of Exhibit B hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Bank. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof regardless of whether a copy of the Summary of Rights is attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

         (c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

              This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Six Rivers National Bank and American Securities Transfer and Trust, Inc., dated as of October 1, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Six Rivers National Bank. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Six Rivers National Bank will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

         With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Bank purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, the Bank shall not be entitled to exercise any Rights associated with such Common Shares while they are not outstanding.

IV.  SECTION 4. FORM OF RIGHT CERTIFICATES

         The Right Certificates (and the forms of election to purchase Common Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Bank may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or other organization on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of

         Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of Common Shares as shall be set forth therein at the price per Common Share set forth therein (the "Purchase Price"), but the number of such Common Shares and the Purchase Price shall be subject to adjustment as provided herein.

V.   SECTION 5.  COUNTERSIGNATURE AND REGISTRATION



         The Right Certificates shall be executed on behalf of the Bank by its Chairman of the Board, its Chief Executive Officer, its President, it Chief Financial Officer or any of its Executive Vice Presidents, either manually or by facsimile signature and shall be attested by the Secretary or an Assistant Secretary of the Bank, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Bank who shall have signed any of the Right Certificates shall cease to be such officer of the Bank before countersignature by the Rights Agent and issuance and delivery by the Bank, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Bank with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Bank; and any Right Certificate may be signed on behalf of the Bank by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Bank to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

         Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

VI. SECTION 6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES

         Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Common Shares as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Bank may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. Upon receipt by the Bank and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them and reimbursement to the Bank and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Bank will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

VII. SECTION 7.  EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS



         (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each Common Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on October 2, 2002 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in
Section 24 hereof.

         (b) The Purchase Price for each Common Share pursuant to the exercise of a Right shall initially be $30.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

         (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by cash, certified check, cashier's check or money order payable to the order of the Bank, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Common Shares certificates for the number of Common Shares to be purchased and the Bank hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depository agent depository receipts representing such number of Common Shares as are to be purchased (in which case certificates for the Common Shares represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Bank hereby directs the depository agent to comply with such request, (ii) when appropriate, requisition from the Bank the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

         (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

         (e) The Bank covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Common Shares or any Common Shares held in its treasury the number of Common Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this
Section 7.

VIII. SECTION 8.  CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES



         A11 Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Bank or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Bank shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Bank otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Bank, or shall, at the written request of the Bank, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Bank.

IX. SECTION 9.  AVAILABILITY OF COMMON SHARES

         The Bank covenants and agrees that it will take all such action as may be necessary to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid shares.

         The Bank further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Common Shares upon the exercise of Rights. The Bank shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depository receipts for the Common Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depository receipts for Common Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Bank's reasonable satisfaction that no such tax is due.

X. SECTION 10.  COMMON SHARES RECORD DATE

         Each person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the Common Shares transfer books of the Bank are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Shares transfer books of the Bank are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Common Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Bank, except as provided herein.

SECTION 11.  ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF  RIGHTS

         The Purchase Price, the number of Common Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

         (a) (i) In the event the Bank shall at any time after the date of this Agreement (A) declare a dividend on the Common Shares payable in Common Shares,
(B) subdivide the outstanding Common Shares, (C) combine the outstanding Common Shares into a smaller number of Common Shares or (D) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Bank is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Shares transfer books of the Bank were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

              (ii) Subject to Section 24 of this Agreement, in the event:

         (A) a Trigger Event shall have occurred (other than through an acquisition described in subparagraph (iii) of this paragraph (a)); or

         (B) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization or reorganization of the Bank or other transaction or series of transactions involving the Bank which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Bank or any of its Subsidiaries beneficially owned by any Acquiring Person or any Affiliate or Associate thereof, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Common Shares for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of the number of Common Shares for which the Right would otherwise be exercisable, such number of Common Shares of the Bank (such number of shares being referred to herein as the "Adjustment Shares") as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of Common Shares for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Bank's Common Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of the earliest of the events described in clauses (A) and (B) above.
From and after the occurrence of the earliest of the events described in clauses
(A) and (B) above, any Rights that are or were acquired or are or were beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void and any holder of such Rights (including any subsequent transferee) shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an

Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.

         (iii) The right to buy Common Shares of the Bank pursuant to subparagraph (ii) of this paragraph (a) shall not arise as a result of any Person becoming an Acquiring Person through a purchase of Common Shares pursuant to a tender offer made in the manner prescribed by Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder; PROVIDED, HOWEVER, that such tender offer shall provide for the acquisition of all of the outstanding Common Shares held by any Person other than such Person and its Affiliates or Associates at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Bank and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person, after receiving advice from one or more investment or financial advisers, to be (A) fair to shareholders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Bank or its assets were sold on an orderly basis designed to realize maximum value) and (B) otherwise in the best interests of the Bank and its shareholders, employees, customers and communities in which the Bank does business.

         (iv) In the event that there shall not be sufficient Common Shares authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Bank shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price (such excess being hereinafter referred to as the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for such unavailable Adjustment Shares either (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Bank, (4) debt securities of the Bank, (5) other assets, or
(6) any combination of the foregoing, having, together with the Adjustment Shares issued upon exercise of such Right, an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Bank based upon the advice of a reputable investment banking firm selected by the Board of Directors of the Bank; PROVIDED, HOWEVER, if, within 30 days following the date of the occurrence of the earliest of the events described in clauses (A) and (B) of Section 11(a)(ii) above, the Bank shall have not made adequate provision to deliver value pursuant to clause (B) above, then the Bank shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, cash and then, if necessary, evidence of indebtedness, which cash and/or evidence of indebtedness have an aggregate value equal to the Spread. If the Board of Directors of the Bank shall determine in good faith that it is likely that sufficient additional Common Shares or other equity securities of the Bank could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 120 days following the date of the occurrence of the earliest of the events described in clauses (A) and (B) of Section 11(a)(ii) above, in order that the Bank may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, hereinafter referred to as the "Substitution Period"). To the extent that the Bank determines that action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iv), the Bank (x) shall provide, subject to Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Bank shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iv), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) hereof) per Common Share on the date of the occurrence of the earliest of the events described in clauses (A) and (B) of
Section 11(a)(ii) above.

         (b) In case the Bank shall fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or shares or fractions of shares having the same rights, privileges and preferences as the Common Shares ("equivalent common shares")) or securities convertible into Common Shares or equivalent common shares at a price per Common Share or equivalent common share (or having a conversion price per share, if a security convertible into Common Shares or equivalent common shares) less than the then current per share market price of the Common Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Bank, whose determination shall be described in a statement filed with the Rights Agent. Common Shares owned by or held for the account of the Bank shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (c) In case the Bank shall fix a record date for the making of a distribution to all holders of the Common Shares (including any such distribution made in connection with a consolidation or merger in which the Bank is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Common Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Common Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Bank, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Common Share and the denominator of which shall be such current per share market price of the Common Shares. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (d) (i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 20 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; PROVIDED, HOWEVER, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 20 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price or, in case no such sale takes place on such day, the average of the closing bid and asked prices in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last reported trade in the over-the-counter market, as reported by the Nasdaq National Market ("Nasdaq") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Bank. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Bank, whose determination shall be described in a statement filed with the Rights Agent.

         (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a Common Share or one one-hundredth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

         (f) [Reserved].

         (g) All Rights originally issued by the Bank subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

         (h) Unless the Bank shall have exercised its election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Common Shares (calculated to the nearest Common Share) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (i) The Bank may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Bank shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Bank shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Bank, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Bank, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price or the number of Common Shares issuable upon the exercise of the Rights, the Right Certificates previously and thereafter issued may continue to express the Purchase Price and the number of Common Shares that were expressed in the initial Right Certificates issued hereunder.

         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Shares issuable upon exercise of the Rights, the Bank shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Bank may validly and legally issue fully paid and non-assessable Common Shares at such adjusted Purchase Price, to the extent permitted by the Federal Banking Laws.

         (1) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Bank may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Common Shares and other capital stock or securities of the Bank, if any, issuable upon such exercise over and above the Common Shares and other capital stock or securities of the Bank, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; PROVIDED, HOWEVER that the Bank shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 11 to the contrary notwithstanding, the Bank shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Shares, issuance wholly for cash of any Common Shares at less than the current market price, issuance wholly for cash of Common Shares or securities which by their terms are convertible into or exchangeable for Common Shares, dividends on Common Shares payable in Common Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Bank to holders of its Common Shares shall not be taxable to such shareholders.

         (n) The Bank covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Bank in a transaction that complies with Section 11(o)), (ii) permit or cause any Person to consolidate with the Bank, or merge with and into the Bank (other than a Subsidiary of the Bank in a transaction that complies with Section 11(o)), or (iii) sell or otherwise transfer (or permit any Subsidiary to sell or transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Bank and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Bank and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

         (o) The Bank covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary of the Bank to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

XII. SECTION 12.  CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING
                  POWER

         (a) If, following the Distribution Date, directly or indirectly, (i) the Bank shall consolidate with, or merge with and into, any other Person and the Bank shall not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person shall consolidate with the Bank, or merge with and into the Bank and the Bank shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Bank) or cash or any other property,
(iii) any Person shall acquire all or a majority of the Common Shares pursuant to a statutory plan of exchange, or (iv) the Bank shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Bank and its Subsidiaries (taken as a whole) to any other Person other than the Bank or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Common Shares for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Common Shares, such number of Common Shares of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by (1) multiplying the then current Purchase Price by the number of Common Shares for which a Right is then exercisable and dividing that product by (2) 50% of the then current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof) of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Bank pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party after the first occurrence of an event described in this Section 13(a); (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) shall be of no further effect following the first occurrence of any event described in this Section 13(a).

         (b) "Principal Party" shall mean:

              (i) in the case of any transaction described in clause (i), (ii) or (iii) of Section 13(a), (A) the Person that is the issuer of any securities into which Common Shares of the Bank are converted in such merger, consolidation or for which they are exchanged in such statutory plan of exchange, or, if there is more than one such issuer, the issuer of Common Shares that has the highest aggregate current market price (determined in accordance with Section 11(d)) and (B) if no securities are so issued, the Person that is the other party to such merger, consolidation or statutory plan of exchange, or, if there is more than one such Person, the Person the Common Shares of which has the highest aggregate current market price (determined in accordance with Section 11(d)); and

              (ii) in the case of any transaction described in clause (iv) of
         Section 13(a), the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Shares of which has the highest aggregate current market price (determined in accordance with Section 11(d));

provided, however, that in any such case, (A) if the Common Shares of such Person are not at such time and have not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act ("Registered Common Shares"), or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person that has Registered Common Shares outstanding, "Principal Party" shall refer to such other Person; (B) if the Common Shares of such Person are not Registered Common Shares or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Shares outstanding, "Principal Party" shall refer to the ultimate parent entity of such first-mentioned Person; (C) if the Common Shares of such Person are not Registered Common Shares or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Shares outstanding, "Principal Party" shall refer to whichever of such other Persons is the issuer of the Registered Common Shares having the highest aggregate current market price (determined in accordance with Section 11(d)); and (D) if the Common Shares of such Person are not Registered Common Shares or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons have Registered Common Shares outstanding, "Principal Party" shall refer to whichever ultimate parent entity is the corporation having the greatest shareholders' equity or, if no such ultimate parent entity is a corporation, shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

         (c) The Bank shall not consummate any such consolidation, merger, statutory plan of exchange, sale or transfer unless prior thereto the Bank and the Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that (i) such Principal Party shall, upon consummation of such consolidation, merger, statutory plan of exchange or sale or transfer of assets or earning power, assume this Agreement in accordance with
Section 13, (ii) all rights of first refusal or preemptive rights in respect of the issuance of Common Shares of such Principal Party upon exercise of outstanding Rights have been waived, (iii) any provision of the authorized securities of such Principal Party or of its charter, bylaws or other instruments governing its corporate affairs which would obligate such Principal Party to issue in connection with, or as a consequence of, the consummation of a transaction referred to in Section 13(a), Common Shares of such Principal Party at less than the then-current per share market price (determined in accordance with Section 11(d)(i)) or securities exercisable for, or convertible into, such Common Shares at less than such then-current per share market price (other than to the holders of Rights pursuant to this Section 13) have been waived or canceled, and (iv) such transaction shall not result in a default by such Principal Party under this Agreement and further providing that, as soon as practicable after the date of any consolidation, merger, statutory plan of exchange or sale or transfer of assets or earning power referred to in Section 13(a), such Principal Party will:

                  (A) prepare and file a registration statement under the Securities Act of 1933, as amended, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act of 1933, as amended) until the Final Expiration Date of the Rights, and similarly comply with applicable state securities laws:

                  (B) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights or to meet the eligibility requirements for quotation of the Rights and such securities on Nasdaq or other system then in use; and

                  (C) deliver to holders of the Rights historical financial statements for such Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

         In the event that at any time after the occurrence of an event described in Section 11(a)(ii) hereof some or all of the Rights shall not have then been exercised at the time of the occurrence of an event described in
Section 13(a) hereof, the Rights which have not therefore been exercised shall thereafter be exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

         (d) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

         (e) Notwithstanding anything in this Agreement to the contrary, this
Section 13 shall not be applicable to a transaction described in Section 13(a)(i), (ii) or (iii) if: (i) such transaction is consummated with a Person or Persons who acquired Common Shares pursuant to a tender offer described in
Section 11(a)(iii) (or with a wholly-owned Subsidiary of any such Person or Persons), (ii) the price per Common Share offered in such transaction is not less than the price per Common Share paid to all holders of Common Shares whose shares were purchased pursuant to such tender or exchange offer, and (iii) the form of consideration being offered to the remaining holders of Common Shares pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer. Upon consummation of any such transaction contemplated by this Section 13(e), all Rights shall expire.

XIII. SECTION 13.  FRACTIONAL RIGHTS AND FRACTIONAL SHARES

         (a) The Bank shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last reported trade in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Bank. If on any such date no such market maker is making a market in the

Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Bank shall be used.

         (b) The Bank shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Bank shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share, unless prohibited by the Federal Banking Laws in which case the Bank may issue evidence of indebtedness in lieu of cash. For the purposes of this Section 14(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

         (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

XIV. SECTION 14.  RIGHTS OF ACTION

         All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Bank to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

XV. SECTION 15.  AGREEMENT OF RIGHT HOLDERS

         Every holder of a Right, by accepting the same, consents and agrees with the Bank and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

         (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

         (c) the Bank may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Bank or the Rights Agent) for all purposes whatsoever, and neither the Bank nor the Rights Agent shall be affected by any notice to the contrary.

XVI. SECTION 16.  RIGHT CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER

         No holder of any Right Certificate, by reason of being a holder of such Right Certificate, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Common Shares or any other securities of the Bank which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, by reason of being a holder of such Right Certificate, any of the rights of a shareholder of the Bank or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

XVII. SECTION 17.  CONCERNING THE RIGHTS AGENT

         The Bank agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Bank also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

         The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Bank, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

XVIII. SECTION 18.  MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

         Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

XIX. SECTION 19.  DUTIES OF RIGHTS AGENT

         The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Bank and the holders of Right Certificates, by their acceptance thereof, shall be bound:

         (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Bank), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Bank prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President, or the Secretary of the Bank and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (c) The Rights Agent shall be liable hereunder to the Bank and any other Person only for its own negligence, bad faith or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Bank only.

         (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Bank of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Common Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

         (f) The Bank agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President, or the Secretary of the Bank, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

         (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Bank or become pecuniarily interested in any transaction in which the Bank may be interested, or contract with or lend money to the Bank or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Bank or for any other legal entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Bank resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

XX. SECTION 20.  CHANGE OF RIGHTS AGENT

         The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Bank and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Bank may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Bank shall appoint a successor to the Rights Agent. If the Bank shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated

Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Bank), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Bank or by such a court, shall be a corporation (or an affiliate of a corporation) organized and doing business under the laws of the United States or any state of the United States so long as such corporation is authorized to do business as a banking institution, is authorized under such laws to exercise corporate trust or stock transfer powers, is in good standing, and is subject to supervision or examination by federal or state authority, and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Bank shall file notice with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

XXI. SECTION 21.  ISSUANCE OF NEW RIGHT CERTIFICATES

         Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Bank may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

XXII. SECTION 22.  REDEMPTION



         (a) The Board of Directors of the Bank may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); PROVIDED, HOWEVER, that if, following the occurrence of a Shares Acquisition Date and following the expiration of the right of redemption hereunder but prior to any event described in clause (B) of Section 11(a)(ii) or clauses (i), (ii), (iii) or (iv) of
Section 13(a) hereof, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Shares in one transaction or series of transactions, not directly or indirectly involving the Bank or any of its Subsidiaries, which did not result in the occurrence of an event described in clause (B) of Section 11(a)(ii) or clauses (i), (ii), (iii) or (iv) of Section 13(a) hereof such that such Person is thereafter a Beneficial Owner of less than 10% of the outstanding Common Shares, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 23; PROVIDED, FURTHER, that if the Federal Banking Laws prohibit the Bank from redeeming Rights for cash because the Bank is undercapitalized or would become undercapitalized as a result of such redemption, the Bank may, at its option, in lieu of cash pay the redemption price of $0.001 per Right in the form of evidence of indebtedness, other securities of the Bank and/or other property, with the value of such other securities of the Bank and/or other property determined in good faith by the Board of Directors of the Bank, whose determination shall be described in a statement filed with the Rights Agent. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Bank may, in its discretion, round up the redemption price to be paid to any holder of Rights to the nearest whole cent.

         (b) Immediately upon the action of the Board of Directors of the Bank ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Bank shall promptly give public notice of any such redemption; PROVIDED, HOWEVER, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Bank shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

XXIII. SECTION 23.  EXCHANGE

         (a) The Board of Directors of the Bank may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Bank, any Subsidiary of the Bank, any employee benefit plan of the Bank (including without limitation the Employee Plans) or of any such Subsidiary, or of any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

         (b) Immediately upon the action of the Board of Directors of the Bank ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Bank shall promptly give public notice of any such exchange; PROVIDED, HOWEVER, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Bank promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

         (c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Bank shall use its best efforts to cause all such action to be taken as may be necessary to authorize additional Common Shares or other securities of the Bank for issuance upon exchange of the Rights.

         (d) The Bank shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Bank shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph
(e), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

XXIV. SECTION 24.  NOTICE OF CERTAIN EVENTS

         (a) In case the Bank shall propose (i) to offer to the holders of its Common Shares rights or warrants to subscribe for or to purchase any additional Common Shares or shares of stock of any class or any other securities, rights or options, (ii) to effect any reclassification of its Common Shares (other than a reclassification involving only the subdivision of outstanding Common Shares),
(iii) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Bank and its Subsidiaries (taken as a whole) to, any other Person or (iv) to effect the liquidation, dissolution or winding up of the Bank, then, in each such case, the Bank shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause
(i) or (ii) above at least 10 days prior to the record date for determining holders of the Common Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares, whichever shall be the earlier.

         (b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then the Bank shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

XXV. SECTION 25.  NOTICES

         Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Bank shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Six Rivers National Bank
                  402 F Street
                  Eureka, CA  95501
                  Attn:  Chief Financial Officer

         Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Bank or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Bank) as follows:


                  American Securities Transfer and Trust, Inc.
                  938 Quail Street, Suite 304
                  Lakewood, Colorado  80215

                  ------------------
         Notices or demands authorized by this Agreement to be given or made by the Bank or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Bank.

XXVI. SECTION 26.  SUPPLEMENTS AND AMENDMENTS

         The Bank may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Bank may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Bank and the Rights Agent; PROVIDED, HOWEVER, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Without limiting the foregoing, the Bank may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to raise or lower the thresholds set forth in Sections l(a) and 3(a), provided the threshold may not be lowered to less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known by the Bank to be beneficially owned by any Person (other than the Bank, any Subsidiary of the Bank, any employee benefit plan of the Bank or of any Subsidiary of the Bank or any entity holding Common Shares for or pursuant to the terms of any such plan or a person excluded from the definition of "Acquiring Person" by the provision such definition) and (ii) 10%.

XXVII. SECTION 27.  REGISTRATION OF SECURITIES

         The Bank may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file, if deemed necessary by the Bank, such registration statements and other filings under the Securities Act of 1933, as amended, and the securities or "blue sky" laws of any state, with respect to any securities purchasable upon the exercise of the Rights, and to permit the same to become effective. Upon any such suspension, the Bank shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained.

XXVIII. SECTION 28.  DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

         The Board of Directors of the Bank shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Bank, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or to not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Bank, the Rights Agent, the holders of the Rights and all other parties, and
(y) not subject the Board to any liability to the holders of the Rights.

XXIX. SECTION 29.  SUCCESSORS

         All the covenants and provisions of this Agreement by or for the benefit of the Bank or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

XXX. SECTION 30.  BENEFITS OF THIS AGREEMENT

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Bank, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Bank, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

XXXI. SECTION 31.  SEVERABILITY

         If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

XXXII. SECTION 32.  GOVERNING LAW

         This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, provided however, that the foregoing is not intended to modify, restrict or supplement the corporate powers, rights or governance procedures of the Bank or its shareholders existing under the Federal Banking Laws or any other corporate laws which may otherwise be applicable to the Bank or its shareholders.

XXXIII. SECTION 33.  COUNTERPARTS

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

XXXIV. SECTION 34.  DESCRIPTIVE HEADINGS

         Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

                            SIX RIVERS NATIONAL BANK



                            By
                               -----------------------
                               William T. Kay, Jr.
                               Chairman

                            TRANSFER AGENT
                            American Securities Transfer and Trust, Inc.


                            By
                               -----------------------
                            Title
                                 ---------------------

                                                                     EXHIBIT 4.2

                          AMENDMENT TO RIGHTS AGREEMENT

         This Amendment, dated as of October 1, 1999 (the "Amendment"), is to the Rights Agreement dated as of October 1, 1998 (the "Rights Agreement"), between Six Rivers National Bank, a corporation organized under the laws of the United States (the "Bank"), and American Securities Transfer & Trust Co. (the "Rights Agent").

         WHEREAS, the Board of Directors of the Bank has approved an Agreement and Plan of Reorganization and Merger dated as of October 3, 1999 between North Valley Bancorp ("North Valley"), a California corporation and the Bank providing for the merger of the Bank with and into North Valley and a related Merger Agreement in the form of an exhibit thereto (such agreements together, the "Merger Agreements");

         WHEREAS, the Merger Agreements contemplate that the Bank, at the time such agreements are executed, shall have taken all actions necessary to prevent the Merger Agreements and the transactions contemplated therein from triggering the Rights (as defined in the Rights Agreement) outstanding under the Rights Agreement;

         WHEREAS, the Board of Directors has determined that this Amendment is in the best interests of the Bank and its shareholders; and

         WHEREAS, the Bank and the Rights Agent have determined that, pursuant to Section 26 of the Rights Agreement, the Rights Agreement may be amended as set forth herein without the approval of the holders of the Rights.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Bank and the Rights Agent hereby agree as follows:

         1. This Amendment shall become effective on the date that the Bank and North Valley have both executed the Merger Agreements, immediately before such execution.

         2. Subsection 1(a) of the Rights Agreement is hereby amended to include the following additional sentence to immediately follow the current language therein: "Notwithstanding the foregoing, neither North Valley Bancorp, a California corporation ("North Valley"), nor any of its Affiliates or Associates, shall be an `Acquiring Person.'"

         3. Section 1 of the Rights Agreement is hereby amended to include a new Subsection 1(aa) which shall read as follows: "`Section 11(a)(ii) Event' shall mean any Trigger Event as defined in Section 11(a)(ii)."

         4. Section 1 of the Rights Agreement is hereby amended to include a new Subsection 1(bb) which shall read as follows:

         "Section 12 Event" shall mean any event  described in clause (i), (ii),
         (iii) or (iv) of Section 12(a) of this Agreement, other than the delivery, execution or performance or consummation of any of the transactions contemplated in the Agreement and Plan of Reorganization and Merger dated as of October 3, 1999 between North Valley Bancorp, a

         California corporation ("North Valley") and the Bank and the Agreement of Merger in the form attached thereto as Exhibit A.

         5. Section 1 of the Rights Agreement is hereby amended to include a new Subsection 1(cc) which shall read as follows: "`Triggering Event'" shall mean any Section 11(a)(ii) Event or any Section 12 Event."

         6. The Rights  Agreement is hereby  amended to include a new Subsection
(v) to Section 11(a) thereof which shall read as follows:
         (v) Notwithstanding anything in this Agreement to the contrary, the execution, delivery, performance or consummation of any of the transactions contemplated in the Agreement and Plan of Reorganization and Merger dated as of October 3, 1999 between North Valley and the Bank and the Merger Agreement in the form attached thereto as Exhibit A will not be deemed Trigger Events.

         7. Section 12 of the Rights Agreement is hereby amended to include a new Subsection 12(f) which shall read as follows:
         (f)  Notwithstanding  anything in this Agreement to the contrary,  this
         Section 12 shall not be applicable to the execution, delivery, or the performance or consummation of any of the transactions contemplated in, the Agreement and Plan of Reorganization and Merger dated as of October 3, 1999 between North Valley and the Bank and the Merger Agreement in the form attached thereto as Exhibit A.

         8. Section 32 of the Rights Agreement is hereby amended to change the reference therein to "State of California" to "State of Delaware."

         9. The form of Summary of Rights to Purchase Common Shares attached as Exhibit B to the Rights Agreement is hereby replaced in its entirety by the form of Summary of Rights to Purchase Common Shares attached as Exhibit A hereto.

         10. As promptly as practicable following the date of this Amendment, the Bank shall take all appropriate actions to cause the legend on the certificates for the Common Stock referring to the Rights Agreement to make reference to this Amendment.

         11. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (a) prejudice any right or rights which the Bank may now have or may in the future have under or in connection with the Agreement or any instruments or agreements referred to therein or (b) except to the extent expressed as set forth herein, modify the Agreement or any Rights, or any instruments or agreements referred to therein.

         12. Unless defined herein, all capitalized terms shall have the meanings provided in the Rights Agreement.

         13. This Amendment shall be deemed to be a contract under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, provided however, that the foregoing is not intended to modify, restrict or supplement the corporate powers, rights or governance procedures of the Bank or its shareholders existing under the Federal Banking Laws or any other corporate laws which may otherwise be applicable to the Bank or its shareholders.

         14. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Signatures by facsimile transmission are deemed acceptable.

         15. This Amendment shall be for the sole and exclusive benefit of the Bank, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Bank's common shares). Nothing in this Amendment shall be construed to give any person other than the Bank, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Bank's common shares) any legal or equitable right, remedy or claim under this Amendment and the Merger Agreement.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and their respective corporate seals to be hereto affixed and attested, all as of the date and year first above written.

                                  SIX RIVERS NATIONAL BANK


                                  By:  MICHAEL W. MARTINEZ

                                  Its: PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                  AMERICAN SECURITIES TRANSFER AND TRUST CO.